UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2017

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders

The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”

On May 10, 2017, Murphy Oil Corporation held its annual meeting of stockholders.  The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors

The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.

				Broker
	For	Against	Abstain	Non-Votes
T. Jay Collins	145,143,415	913,923	276,280	13,717,793
Steven A. Cossé	144,912,144	1,151,323	270,151	13,717,793
Claiborne P. Deming	144,834,164	1,297,013	202,441	13,717,793
Lawrence R. Dickerson	145,152,671	911,461	269,486	13,717,793
Roger W. Jenkins	144,997,024	1,075,930	260,664	13,717,793
Elisabeth W. Keller	145,303,600	825,537	204,481	13,717,793
James V. Kelley	144,216,056	1,855,668	261,894	13,717,793
Walentin Mirosh	145,177,451	893,598	262,569	13,717,793
R. Madison Murphy	143,561,663	2,581,535	190,420	13,717,793
Jeffrey W. Nolan	145,226,750	909,522	197,346	13,717,793
Neal E. Schmale	144,288,862	1,782,940	261,816	13,717,793
Laura A. Sugg	145,121,769	946,712	265,137	13,717,793

Proposal 2 – Advisory Vote to Approve Executive Compensation	142,373,225	3,587,728	372,665	13,717,793
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.
Proposal 3 – Advisory Vote to Approve the Frequency of an Advisory Vote on Executive Compensation

Regarding an advisory vote by stockholders on the frequency of an advisory vote on executive compensation, 139,084,064 shares were voted in favor of an annual vote, 181,313 shares were voted in favor of a vote each two years, 6,731,559 shares were voted in favor of a vote each three years and 336,682 shares abstained.

Proposal 4 – Approval of the Proposed 2012 Long-Term Incentive Plan Performance Metrics	142,499,634	3,508,535	325,449	13,717,793
Regarding a vote to adopt the 2012 Long-Term Incentive Plan (2012 LTIP) performance metrics, stockholders approved by vote the proposed 2012 LTIP performance metrics.
Proposal 5 – Approval of Appointment of Independent Registered Public Accounting Firm	157,310,691	2,244,334	496,386

The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2017 was approved by the vote of stockholders as shown.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Keith Caldwell
Keith Caldwell
Senior Vice President and Controller

Date:  May 11, 2017